                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 28, 2000
                                                          --------------

                       Chase Mortgage Finance Corporation
--------------------------------------------------------------------------------
                (Exact name of registrant specified in Charter)





         Delaware                333-76801                 52-1495132
--------------------------------------------------------------------------------
    (State or other             (Commission               (IRS Employer
    jurisdiction of             File Number)             Identification No.)
     incorporation)



   343 Thornall Street
        Edison, NJ                                           08837
--------------------------------------------------------------------------------
(Address of principal executive offices)                    Zip Code



          Registrant's telephone, including area code: (732) 205-0600


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.  Other Events

         Filing of Legality and Tax Opinions

                  Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to legality of the Company's Series 2000-S3 Multi-Class Mortgage Pass-Through Certificates and certain tax matters relating thereto.

ITEM 7.  Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K

Exhibit No.                         Description
-----------                         -----------

(99.1)                              Legal Opinion

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHASE MORTGAGE FINANCE CORPORATION

Date:  March 28, 2000

                                            By:    /s/ Eileen A. Lindblom
                                                   ---------------------------
                                            Name:  Eileen A. Lindblom
                                            Title: Vice President

                                INDEX TO EXHIBITS

Exhibit No.       Description               Page
-----------       -----------               ----
(99.1)            Legal Opinion              5